Exhibit 10.7

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (hereinafter referred to as "this Agreement") is entered into as of this 5th day of September 2008, by and between Renewable Fuel Corp, a Nevada corporation (“RFC”), on the one hand, and CAERUS, LTD. (“Caerus”).  Each of RFC and Caerus may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

A.	RFC is a Nevada corporation with its offices at 7251 West Lake Mead Blvd., Suite 300, Las Vegas, Nevada 89128, United States of America.

B.
CAERUS, LTD. a British West Indies (BWI) corporation, with its offices at Box 599, Meridian House, Caribbean Place, Leeward Highway, Providenciales, Turks & Caicos Islands, BWI, is a shareholder of Bio Refining Industries Inc. (“BRII”), a Nevada corporation with its offices at 7251 West Lake Mead Blvd., Suite 300, Las Vegas, Nevada 89128, United States of America, and owns 100% of the issued and outstanding common stock of BRII (the “BRII Shares”).

C.
RFC agrees to acquire the BRII Shares being the whole 100% of the issued and outstanding securities of BRII from Caerus in exchange (the “Exchange”) for the issuance of certain shares of RFC common stock to Caerus or its designees (hereinafter referred to as the “RFC Common Stock”) on the terms described herein.

AGREEMENT

NOW THEREFORE, based on the foregoing recitals and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

REPRESENTATIONS, COVENANTS AND
WARRANTIES BY CAERUS, LTD.

As an inducement to, and to obtain the reliance of RFC, except as set forth in the RFC Schedules (as attached hereafter with this Agreement), Caerus Ltd., represents and warrants as of the date hereof and as of the Closing Date, as defined below, as follows:

Section 1.01          Legal Capacity

Caerus has full legal capacity to execute this Agreement and perform his obligations under the terms of this Agreement without being in breach of any law in Malaysia and to consummate the transactions herein contemplated.

Section 1.02          Ownership and Exchange of BRII Shares

Caerus owns the number of BRII Shares set forth opposite his or its name on Exhibit A free and clear of any restrictions on transfer (other than any restrictions under any applicable current governing laws, taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Caerus hereby warrants that he is not a party to any option, warrant, purchase right, or other contract or commitment that could require him to sell, transfer, or otherwise dispose of any capital stock or shares of BRII (other than this Agreement). Caerus hereby further warrants that he is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock or shares of BRII. The relevant portion of the BRII Shares to be exchanged by Caerus have been duly authorized and validly issued and are fully paid and non-assessable and have not have been issued in violation of any preemptive right of stockholders or rights of first refusal. Upon the transfer of the relevant portion of the BRII Shares which belongs to Caerus herewith at the Closing, RFC will acquire good and valid title to such number of BRII Shares free and clear of all claims, liens, security interests, pledges, charges, encumbrances, stockholders’ agreements, and voting trusts.

Section 1.03          Validity of Transaction

This Agreement which has been duly executed, and delivered by Caerus, is the legal, valid, and binding obligation of Caerus, and is enforceable as to Caerus in accordance with its terms except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or of any court or other tribunal is required by Caerus for the execution, delivery, or performance of this Agreement by Caerus, except as would not affect the ability of Caerus to perform any of its obligations under this Agreement.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Caerus is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Caerus is a party or by which he or it is bound or to which any of his or its assets is subject.

Section 1.04          Investment Intent

Caerus is acquiring the RFC Common Stock pursuant hereto for its own account for nvestment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act of 1933, as amended (hereinafter referred to as the “Securities Act”), it being understood that Caerus has the right to sell such shares in its sole discretion, and that by this representation and warranty, Caerus is not required to hold any portion of the RFC Common Stock for any period of time, subject to the requirements of applicable law. Caerus understands that such number of the RFC Common Stock, as of Closing, have not been registered for sale under the Securities Act or qualified under applicable state securities laws, and that the RFC Common Stock  will be delivered to it pursuant to one or more exemptions from the registration or qualification requirements of such securities laws and that the representations and warranties contained in this Section 1.04 are given with the intention that RFC may rely thereon for purposes of claiming such exemptions.

Section 1.05          Transfer of RFC Common Stock

Caerus will not sell or otherwise dispose of any number of shares of the RFC Common Stock unless (a) a registration statement with respect thereto has become effective under the Securities Act and such securities have been qualified under applicable state securities laws or (b) such registration and qualification are not required and, if RFC so requests, there is presented to RFC a legal opinion reasonably satisfactory to RFC to such effect. Caerus consents that the transfer agent for the relevant number of the RFC Common Stock may be instructed not to transfer any RFC Common Stock unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing the RFC Common Stock (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability and stating in substance:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFICATION UNDER THE BLUE SKY LAWS OF ANY JURISDICTION.  SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, BENEFICIALLY OR ON THE RECORDS OF THE CORPORATION, UNLESS THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE BLUE SKY LAWS, OR AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE."

RFC shall, upon the request of any holder of a certificate bearing the foregoing legend and the surrender of such certificate, issue a new certificate without such legend if (i) the security evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification or (ii) such holder shall have delivered to RFC a legal opinion reasonably satisfactory to RFC to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

ARTICLE II

REPRESENTATIONS, COVENANT AND
WARRANTIES OF RFC

As an inducement to, and to obtain the reliance of the BRII Shareholders, except as set forth in the BRII Shareholder Schedules (as attached hereinafter), RFC represents and warrants, as of the date hereof and as of the Closing Date, as follows:

Section 2.01          Organization; Authorization

RFC, a Nevada corporation incorporated in the United States of America, is in good standing with all applicable agencies. Included in the RFC Schedules are complete and correct copies of the articles of incorporation, and bylaws of RFC as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of RFC’s articles of incorporation or bylaws. RFC has taken all actions required by law, its certificate of incorporation, or otherwise to authorize the execution and delivery of this Agreement.

Section 2.02          Legal Proceedings

There are no legal actions against RFC or its directors, officers, or shareholders, and RFC knows of no threatened legal actions against RFC, its directors, officers, or shareholders, nor is RFC engaged in any legal actions against other parties.

Section 2.03          Business and Financial Condition

The business and financial condition of RFC are as set forth in the financial statements of RFC provided to the BRII Shareholders as of the date hereof.

Section 5.04          Capitalization

As of the date of this Agreement, the authorized capital of RFC is 500,000,000 shares of common stock, par value $0.0001 per share, of which 80,960,000 shares are issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

ARTICLE III

THE EXCHANGE

Section 3.01      The Exchange

(a)  On the terms and subject to the conditions set forth in this Agreement, Caerus shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the BRII Shares in BRII set forth on Exhibit A attached hereto, constituting the voting shares of common stock, of BRII held by Caerus; the objective of the Exchange being the acquisition by RFC of the whole 100% of the issued and outstanding common stock of BRII.

(b)  In exchange for the transfer of the BRII Shares by Caerus, RFC shall issue to Caerus or its designees, the RFC Common Stock in an aggregate of 120,908,000 shares of restricted common stock for Caerus or its designees.

(c)   It is the intention of the parties that on the date of the Closing (hereinafter referred to as the “Closing Date”):-

(i) There will be an aggregate of 204,286,160 shares in RFC issued and outstanding (hereinafer referred to as “RFC Total Common Stock”); and

(ii) Of those 89,508,000 shares, Caerus or its designees will hold an aggregate of 120,908,000 shares of the RFC Total Common Stock, and the remaining existing RFC shareholders will hold an aggregate of 83,738,160 shares of RFC Total Common Stock; and

(d)   At the Closing, on surrender by Caerus of its certificate or certificates representing the BRII Shares to RFC or its registrar or transfer agent, Caerus or its designees shall receive a certificate or certificates evidencing his or her proportionate interest in the RFC Common Stock , respectively; and

(e)  It is not the intention of RFC to create a new class of RFC Total Common Stock in connection with the restrictive nature of a portion of the stock issued.

Section 3.02          Anti-Dilution

The number of shares of RFC Total Common Stock issuable upon the Exchange pursuant to Section 3.01 shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the RFC Total Common Stock which may occur, between the date of the execution of this Agreement and the Closing Date.

Section 3.03          Closing Events

At the Closing, RFC and Caerus shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, as applicable, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

Section 3.04          Closing

The Closing Date of this Agreement shall be the date on which this Agreement is executed by the latter Party to execute the Agreement.  The “Final Completion Date” of this Agreement shall be the earlier of (a) that date which is one year from the Closing Date or (b) that date on which both Parties acknowledge and agree that the Special Covenants in Article IV below, the conditions precedent set forth in Article V below, and the conditions precedent set forth in Article VI shall have been satisfied to the satisfaction of each of the parties.

Section 3.05          Termination

This Agreement may be terminated by the Board of Directors of RFC or Caerus, acting together, in the event that RFC or Caerus do not meet the conditions precedent set forth in Articles IV and VI, or if an event of default shall have occurred, and shall not have been cured within fifteen (15) days of the occurrence of such default. If this Agreement is terminated pursuant to this section, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder. For purposes of this Agreement, “Event of Default” shall mean (a) the breach by any Party to this Agreement of any of the material terms of this Agreement; or (b) the failure or refusal by any Party to this Agreement to complete the transactions contemplated by this Agreement.  In the event of a default by the defaulting party, the non-defaulting party shall be entitled to receive, as liquidated damages and not as a penalty, the sum of RM220,000 from the defaulting party. Additionally, in the event this Agreement is terminated pursuant to this Section 3.05, the Parties hereby agree to return, to their respective owners or producers, any and all documents in their possession relating to the transaction contemplated by this Agreement within ten (10) days of such termination.

ARTICLE IV

SPECIAL COVENANTS

Section 4.01          Access to Properties and Records

RFC and Caerus will each afford to the officers and authorized representatives of the other full access to the properties, books and records of RFC or BRII as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of RFC or BRII as the case may be, as the other shall from time to time reasonably request.

Section 4.02          Delivery of Books and Records

At the Closing, Caerus shall deliver to RFC the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of BRII now in the possession of either of Caerus or its representatives.

Section 4.03          Third Party Consents and Certificates

RFC and Caerus agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 4.04          Indemnification

(a)   Caerus agrees to indemnify RFC and each of the officers, agents and directors of RFC as of the date of execution of this Agreement against any loss to which it or they may become subject arising out of or based on any claim which is finally determined by a court of competent jurisdiction that (i) Caerus did not have good title to the BRII Shares or (ii) that the BRII Shares were subject to a lien or encumbrance. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

(b)  RFC hereby agrees to indemnify Caerus as of the date of execution of this Agreement against any loss to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one (1) year following the Closing.

(c)  Caerus hereby covenants with RFC that it will indemnify and at all time keep RFC indemnified against any tax liability or taxation assessable or recoverable on or from BRII to the extent of their tax liability in relation to profits of BRII prior to the Closing Date, unless the same has been disclosed to RFC in writing.

(d) Notwithstanding the completion of the Exchange, all warranties, undertakings, covenants, representations and obligations of Caerus herein contained shall continue thereafter to subsist for one (1) year following the Closing. Caerus hereby undertakes to, and covenants and agrees with RFC that it shall at all times hereafter keep RFC fully and effectively indemnified against any depletion or diminution of the assets of BRII and any loss, damage, cost and expense which RFC may, directly or indirectly, suffer as a result of or in connection with any misrepresentation contained herein or any breach of any of the warranties, covenants and obligations set out herein. In particular, the Parties hereby agree that Caerus shall indemnify RFC for any claims, expenses, losses, damages, suits or any actions whatsoever caused or incurred by Caerus to BRII, whether jointly or severally prior to the Closing.

Section 4.06          The Acquisition of BRII Common Stock

RFC and Caerus understand and agree that the consummation of this Agreement, including the issuance of the BRII Common Stock to Caerus or its designees in the Exchange for the BRII Shares as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes. RFC and Caerus agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, among other items, on the circumstances under which such securities are acquired.

(a)  In order to provide documentation for reliance upon the exemptions from the registration and prospectus delivery requirements for such transactions, Caerus shall execute and deliver to RFC a Suitability Letter and an Investment Representation Letter in substantially the same form as that attached hereto as Exhibit SL and Exhibit IRL, respectively.

(b)  In connection with the transaction contemplated by this Agreement, RFC and Caerus shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where Caerus reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)  In order to more fully document reliance on the exemptions as provided herein, Caerus and RFC shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as Caerus or RFC and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

(d)  Caerus acknowledges that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

(e)   Caerus shall grant and shall cause BRII to grant RFC their full cooperation in allowing RFC to conduct the due diligence. RFC shall complete the due diligence and notify Caerus in writing whether or not it is satisfied with the findings of the due diligence before the date of this Agreement.

(f)           In return for the cooperation outlined in Section 4.05 (e) above, RFC shall grant Caerus its full cooperation in allowing Caerus to conduct the due diligence. Caerus shall complete the due diligence and notify RFC in writing whether or not it is satisfied with the findings of the due diligence before the date of this Agreement.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS
OF RFC

The obligations of RFC under this Agreement are subject to the satisfaction, at or before Closing, of the following conditions:

Section 5.01  Accuracy of Representations and Performance of Covenants.

The representations and warranties made by Caerus in this Agreement were true when made and shall be true at Closing with the same force and effect as if such representations and warranties were made at and as of Closing (except for changes therein permitted by this Agreement). Caerus shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Caerus prior to or at the Closing. RFC shall be furnished with a certificate, signed by Caerus and dated the Closing Date, to the foregoing effect.

Section 5.02          Information Provided

RFC shall have been furnished with that information on the business and affairs of BRII which it deems, in its sole and absolute discretion, to be necessary for it to make its decision to proceed with the Closing.

Section 5.03          No Material Adverse Change

As of the Closing, there shall not have occurred any material adverse change, financially or otherwise, which materially impairs the ability of BRII to conduct its business or the earning power thereof.

Section 5.04          Financial Statements

BRII shall have completed its audited consolidated financial statements and shall have provided such to RFC.

Section 5.05          Due Diligence

Caerus shall have provided to RFC, to the satisfaction of RFC, the information of BRII as set forth in the BRII Schedules 5.06 (a) through (m). RFC  shall have the right, in addition to any rights to terminate this Agreement set forth in Section 3.05 above, to terminate this transaction in the event that (a) Caerus shall not provide all the required information in relation to BRII in its possession to the satisfaction of RFC; or (b) RFC shall determine in its sole discretion, based on its review of the materials provided by Caerus in the BRII Schedules 5.06, that it is not in the best interest of RFC  to continue with the transactions contemplated by this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS
OF CAERUS

The obligations of Caerus under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 6.01          Accuracy of Representations and Performance of Covenants

The representations and warranties made by RFC in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, RFC shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by RFC.

Section 6.02          Issuance of Shares

Shares of the BRII Common Stock to be issued by RFC to Caerus or its designees at Closing shall have been issued.

Section 6.03          Due Diligence

RFC shall have provided to Caerus to the satisfaction of Caerus, the information of RFC as set forth in the BRII Schedule. Caerus shall have the right, in addition to any rights to terminate this Agreement set forth in Section 3.05 above, to terminate this transaction in the event that (a) RFC shall not provide all the required information in its possession to the satisfaction of Caerus; or (b) Caerus shall determine in its sole discretion, based on its review of the materials provided by RFC, that it is not in the best interest of Caerus to continue with the transactions contemplated by this Agreement.

ARTICLE VII

SATISFACTION OF CONDITIONS PRECEDENT;
 FINAL COMPLETION DATE

The obligations of Caerus under this Agreement are subject to the satisfaction, after the Closing, of the following condition:

Section 7.01          Satisfaction of All Conditions Precedent

If all of the conditions precedent set forth in Article V and Article VI have been satisfied to the satisfaction of RFC and Caerus, RFC and Caerus shall have the right, but not the obligation, to declare that the Final Completion Date has been reached, and that the transaction described in this Agreement shall be final and complete.

Section 7.02          Rescission for Non-satisfaction of Conditions Precedent

(a)           In the event that all of the conditions precedent set forth in Article V have not been met and satisfied by Caerus to the satisfaction of RFC before the first anniversary of the Closing Date of this Agreement, RFC shall have the right, but not the obligation, to rescind this Agreement, whereupon:

(i)	RFC shall re-transfer the BRII Shares to Caerus or its designees and issue the share certificates duly registered in the name of Caerus or its designees; and
(ii)	Caerus shall return the RFC Common Stock to RFC; and
(iii)
The transaction contemplated by this Agreement shall be null and void.  Upon completion of the matters referred to above, this Agreement shall be of no further effect and thereafter, neither party hereto shall have any claims against the other save and except in respect of any antecedent breach of the provisions of this Agreement.

(b)           In the event that all of the conditions precedent set forth in Article VI have not been met and satisfied by RFC to the satisfaction of Caerus before the first anniversary of the Closing Date of this Agreement, RFC shall have the right, but not the obligation, to rescind this Agreement, whereupon:

(i)	RFC shall re-transfer the BRII Shares to Caerus or its designees and issue the share certificates duly registered in the name of Caerus or its designees; and
(ii)	Caerus shall return the RFC Common Stock to RFC; and
(iii)
The transaction contemplated by this Agreement shall be null and void.  Upon completion of the matters referred to above, this Agreement shall be of no further effect and thereafter, neither party hereto shall have any claims against the other save and except in respect of any antecedent breach of the provisions of this Agreement.

Upon completion of the matters referred to above, this Agreement shall be of no further effect and thereafter, neither party hereto shall have any claims against the other save and except in respect of any antecedent breach of the provisions of this Agreement.

ARTICLE VII

MISCELLANEOUS

Section 8.01          Brokers

RFC and Caerus agree that, except as set out on Schedule 8.01 of the RFC Schedules and the BRII Schedules, there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. RFC and Caerus each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

Section 8.02          Governing Law

(a)           The parties hereby agree that for purposes of compliance, each party shall be governed by all its relevant current applicable governing laws

(b)           This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the state of Nevada, USA.

(c)           Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the Judicial Arbitration & Mediation Services, Inc. (JAMS) rules and procedures as then in force, before a panel of three arbitrators, wich each of RFC and Caerus selecting one arbitrator and the third arbitrator to be selected pursuant to JAMS Comprehensive Arbitration Rules and Procedures, in accordance with the Laws of the State of Nevada  applicable to agreements made and to be performed entirely therein.  The place of arbitration shall be Las Vegas, Nevad< USA, and the language to be used in the arbitration proceedings shall be English.

Section 8.03          Notices

Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to Caerus, to:	CAERUS LTD. Box 599, Meridian House, Caribbean Place, Leeward Highway, Providenciales, Turks & Caicos Islands, BWI

If to RFC, to:	7251 West Lake Mead Blvd., Suite 300, Las Vegas, Nevada 89128, United States of America

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 8.04          Attorney's Fees

In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 8.05          Confidentiality

Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

Section 8.06          Schedules; Knowledge

Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

Section 8.07          Third Party Beneficiaries

This contract is strictly between RFC  and Caerus, and, except as specifically provided, no director, officer, stockholder (other than Caerus), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 8.08          Expenses

Whether or not the Exchange is consummated, each of RFC and Caerus will bear its own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section 8.09          Entire Agreement

This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 8.10          Survival; Termination

The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of one (1) year.

Section 8.11          Counterparts

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 8.12          Amendment or Waiver

Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

CAERUS, LTD

By:           /s/
Name:

RENEWABLE FUEL CORP

By:     /s/ William Van Vliet
Name:
Title: Director

Exhibit SL

SUITABILITY LETTER
(TO BE COMPLETED BY CAERUS)

TO:             RENEWABLE FUEL CORP

I make the following representations with the intent that they may be relied on by RENEWABLE FUEL CORP (the "Company"), in determining my suitability as a purchaser of securities of the Company (the "Shares").

2.  I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed such information sufficient to make an investment decision on the Company.

3.  I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and I am not utilizing a purchaser representative (as defined in regulation D) in connection with the evaluation of such risks and merits, except as set forth in paragraph 3.

4.  I shall provide a separate written statement from each purchaser representative on RFC Representative Acknowledgment form available from the Company in which is disclosed (i) the relationship of RFC representative with the Company, if any, which has existed at any time during the previous two years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables RFC representative to evaluate the relative merits 7and risks of an investment in the Company.

5.  The undersigned and RFC representatives listed above, if any, together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

6.  I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

7.  Instructions: Complete either (a) or (b) below, as applicable:

(a)  FOR ACCREDITED INVESTORS. I confirm that I am an "accredited investor" as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as checked below:

(i)  Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

o Yes o No

(ii)  Any private business development company as defined in section 302(a)(22) of the Investment Advisers Act of 1940;

o Yes o No

(iii)  Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

o Yes o No

(iv)  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

o Yes o No

(v)  Any natural person whose individual net worth or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

o Yes o No

For purposes of category (v), the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purposes of category (v) above, the undersigned's principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.

(vi)  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

o Yes o No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(vii)  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and

o Yes o No

(viii)  Any entity in which all of the equity owners are accredited investors.

o Yes o No

(b)  FOR NONACCREDITED INVESTORS. I am not an accredited investor.

The following information is being provided here in lieu of furnishing a personal financial statement.

(i)  My net worth excluding principal residence, furnishings, and automobiles is at least ______________ times the total investment I intend to make in the Company;

(ii)  My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;

o Yes o No

(iii)  Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

o Yes o No

7.  I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8.  I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

9.  I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

10.  I will hold title to my interest as follows:

o	Community Property	o	Separate Property

o	Joint Tenants, with Right of Survivorship	o	Tenants in Common

		o	Other (Single Person, Trust, Etc., Please Indicate.)

_________________________________

11.  I am a bona fide resident of the state of __________. The address below is my true and correct principal residence.

DATED this ____ day of __________, 2008

Signed by:

 /s/

Name:	CAERUS, LTD.
Address:	Box 599, Meridian House,
Caribbean Place, Leeward Highway,
Providenciales, Turks & Caicos Islands, BWI

Exhibit IRL
INVESTMENT REPRESENTATION LETTER
(TO BE SIGNED BY CAERUS)

To:              RENEWABLE FUEL CORP

Re: Purchase of shares of Common Stock of RENEWABLE FUEL CORP
Gentlemen:

In connection with the acquisition by the undersigned of shares of Common Stock of RENEWABLE FUEL CORP (the “Securities”), the undersigned represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act of 1933, as amended (the "Securities Act"), and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the subject Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Securities Act. It is understood that the definition of an "underwriter" focuses on the concept of "distribution" and that any subsequent disposition of the subject Securities can only be effected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act. After one year from the date the Securities are fully paid for and the subscription is accepted by the issuer, all as calculated in accordance with rule 144(d),sales of the Securities in reliance on rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After two year from the date the Securities are fully paid for, as calculated in accordance with rule 144(d), it can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; the issuer is under no obligation to register the Securities under the Securities Act or under section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing; if rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on rule 144 in accordance with the terms and conditions of that rule; the issuer is under no obligation to the undersigned to make rule 144 available, except as may be expressly agreed to by it in writing; in the event rule 144 is not available, compliance with regulation A or some other exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the issuer's registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Securities; and the certificate representing the convertible promissory notes and warrants composing the Securities will bear a legend in substantially the following form so restricting the sale of such Securities.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

The issuer may refuse to register transfer of the Securities in the absence of compliance with rule 144unless the undersigned furnishes the issuer with a "no-action" or interpretative letter from the U.S. Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the issuer may refuse to transfer the Securities to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Securities as are set forth herein. The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

Very truly yours,

Signed by:	Dated

              /s/
Name:	CAERUS, LTD.
Address:	Box 599, Meridian House,
Caribbean Place, Leeward Highway,
Providenciales, Turks & Caicos Islands, BWI

EXHIBIT A

THE BRII SHAREHOLDERS

Name of Vendors	Number of Shares of the BRII Shareholders’ Shares to be Tendered	Number of RFC’s Common Stock to be Issued
CAERUS LTD.	60,454,000	120,908,000

EXHIBIT B

DESIGNEES OF CAERUS LTD.

Name	Address	Number of shares of RFC Common Stock
Caerus Ltd.	Box 599, Meridian House Caribbean Place, Leeward Highway Provinciales Turks and Caicos Islands B.W.I.	89,508,000
Green Technology Systems Inc.		9,300,000
Archer Limited		9,500,000
Northern Holding Corp		9,600,000
Signet Capital Limited		3,000,000

THE BRII SCHEDULES

Schedule 1.01	Copy of Caerus Ltd. Corporate Resolution specifically permitting the Execution and Delivery of the Share Exchange Agreement

RFC SCHEDULES

Exhibit RFC 1 - Copy of Articles of Incorporation and Amendments

Exhibit RFC 2 - Copy of Renewable Fuel Corp Bylaws

Exhibit RFC 3 - Copy of Corporate Resolution specifically permitting the Execution and Delivery of the Share Exchange Agreement